Filed pursuant to Rule 497(e)		Registration Statement Nos. 33-29180
                                                               and 811-05823

		Supplement dated October 28, 2009, to the
	   Prospectus dated November 28, 2008, regarding the
                      Domini Social Equity Fund(R)
                         Institutional Shares

Effective on November 27, 2009, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses for the Institutional shares of the Domini Social Equity Fund, so that expenses, net of waivers and reimbursements, will not exceed on a per annum basis 0.80% absent an earlier modification by the Board, which oversees the Fund.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

            PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
                      FOR FUTURE REFERENCE.